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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       February 15, 2005
                                                --------------------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)



            NEW YORK                   1-5452                15-0405700
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  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)       Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                        13421
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report       N/A
                                                           ---------------------





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ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
             CHANGE IN FISCAL YEAR

             (a) On February 15, 2005, the Board of Directors of Oneida Ltd. (the "Company") further amended the Company's Amended and Restated Bylaws (the "Bylaws"). The amendments to the Bylaws are as follows:

         1. Article III, Section 3.01 is amended to delete the requirement that each director be the beneficial owner of 200 shares of Common Stock of the Corporation.

         2. Article IV, Section 4.01 is amended to delete the requirement that the President be a member of the Executive Committee and to delete the requirement that the Executive Committee is to be designated at the Board of Directors' annual organization meeting.

         3. Article V, Section 5.01 is amended to reduce the number of Directors required to comprise a committee, other than the Executive Committee, from `three or more directors' to `one or more directors'.


ITEM 8.01.   OTHER EVENTS

             The information required by this Item is incorporated by reference to a press release dated February 15, 2005, which is attached as an exhibit to this Form


ITEM 9.01.   FINANCIAL STATEMENTS & EXHIBITS.

             (c.)   Exhibits

                    EXHIBIT 99.1     Press Release dated February 15, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ONEIDA LTD.

                                          By: /s/ ANDREW G. CHURCH
                                              --------------------
                                                  Andrew G. Church
                                                  Senior Vice President &
                                                  Chief Financial Officer

Dated: February 18, 2005